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               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 18, 1999
                                                -----------------

                   Casinovations Incorporated
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       (Exact name of Registrant as specified in charter)

                             Nevada
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         (State or other jurisdiction of incorporation)

     000-25855                                  91-1696010
--------------------                      ------------------------
  (Commission File                             (IRS Employee
      Number)                               Identification No.)

6744 South Spencer Street, Las Vegas, Nevada             89119
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (702) 733-7195
                                                  ----------------

                         Not Applicable
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  (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

     Effective August 18, 1999, Timothy P. Leybold is no longer employed as Chief Financial Officer of Casinovations Incorporated (the "Company"). The departure of Mr. Leybold was on terms mutually acceptable to Mr. Leybold and the Company. At the present time, Michael C. McDonald, the Company's Controller, has been named acting Chief Financial Officer and will handle the responsibilities and duties of the Company's Chief Financial Officer. Mr. McDonald is a certified public accountant and received his B.A. in accounting from Brigham Young University and his M.B.A. from the University of Utah.

     On August 19, 1999, the Company distributed to all of its stockholders of record a letter in which the Company provided an update as to certain matters concerning the Company, including, without limitation, an update with respect to the Company's search for an appropriate market maker for its common stock and the approval by the Nevada State Gaming Control Board of the SecureDrop(TM) 2000 System for sale and the approval of the SecureDrop(TM) 3000 System for field trials.

      The aforementioned summary of the letter is not intended to be exhaustive and is subject to, and qualified in its entirety by, reference to a copy of the letter which is attached hereto as
Exhibit 99.1. The letter contains statements that may be considered forward-looking statements within the meaning of
Section  27A  of  the  Securities Act of 1933,  as  amended,  and
Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to the continued development of the Company's products, future sales of the Company's products, market maker activities and other statements regarding events or conditions which have not yet taken place. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future, and, accordingly, such results may differ from those expressed in any forward-looking statements made herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable.

     (c)  Exhibits.

          99.1  Letter to Stockholders dated August 19, 1999.

                                2

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               CASINOVATIONS INCORPORATED
                                      (Registrant)



Date:  August 30, 1999         By: /s/ Steven J. Blad
                                   ----------------------------
                                   Steven J. Blad
                                   President and Chief
                                   Executive Officer


                                3

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                         EXHIBIT INDEX


EXHIBIT                                                   PAGE
NUMBER                    DESCRIPTION                    NUMBER
-------                   -----------                    ------

99.1    Letter to Stockholders dated August 19, 1999.       5


                               4